SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)          AUGUST 18, 2000
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                           AMERIHOST PROPERTIES, INC.
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               (Exact name of registrant as specified in charter)


            DELAWARE                      0-15291                36-3312434
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  (State of other jurisdiction          (Commission             (IRS Employer
        of incorporation)              File Number)          Identification No.)


2355 SOUTH ARLINGTON HEIGHTS ROAD, SUITE 400, ARLINGTON HEIGHTS, ILLINOIS 60005
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code (847) 228-5400
                                                   -----------------------------


                                       N/A
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          (Former name or former address, if changed since last report)



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ITEM 5.           OTHER EVENTS

         On August 18, 2000, the Registrant issued a press release set forth as
Exhibit 99.1 pursuant to which the Registrant announced that it had signed a definitive agreement with Cendant Corporation for Cendant Corporation's acquisition of the AmeriHost Inn(R) and AmeriHost Inn and Suites(SM) brand names and franchising rights from the Registrant.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  99.1     Press Release, dated August 18, 2000.



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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 23, 2000

                                     AMERIHOST PROPERTIES, INC.

                                     By:  /s/ Michael P. Holtz
                                        ----------------------------------------
                                              Michael P. Holtz
                                     Its:  President and Chief Executive Officer



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